UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C., 20549

                                  Form 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) April 28, 2000


                        MEGA MICRO TECHNOLOGIES GROUP
           (Exact name of registrant as specified in charter)


NEVADA                                            88-0287451
(State of other jurisdiction of                   (I.R.S. Employer
incorporation or organization)                    Identification Number)

6280 South Pecos Suite 600
Las Vegas, Nevada                                 89120
(Address of Principal Executive Office)           (Zip Code)

                               (702) 792-2500
              (Registrant's Executive Office Telephone Number)

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

     (a) On March 6, 2000. Anthony N. DeMint purchased 4,800,000 shares of the Company's Common Stock from 7 of the Company's stockholders for total consideration of $4,800 and became the sole stockholder of record.

     Pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated as of April 27, 2000 between Mega Micro Technologies Group, ("MMTG"), formerly Mirage Computers, Inc., a Nevada corporation, and TourPro Golf, Inc. ("TPG"), a Nevada corporation, MMTG has acquired all the outstanding shares of common stock of TPG from the sole stockholder thereof in an exchange for 150,000 shares of 144 restricted common stock of MMTG in a transaction in which MMTG was the successor corporation.

     The Merger was approved by the unanimous consent of the Board of Directors of MMTG on April 27, 2000.

     Pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, MMTG is the successor issuer to TPG for reporting purposes under the Securities Exchange Act of 1934, as amended (the "Act").

     A copy of the Merger Agreement and Certificate of Merger are filed as exhibits to this Current Report and is incorporated in its entirety herein.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     (a) The consideration exchanged pursuant to the Merger Agreement was negotiated between MMTG and TPG. In evaluating the Merger, TPG used criteria such as the value of assets of MMTG, MMTG's ability to compete in the marketplace, MMTG's current and anticipated business operations, and MMTG management's experience and business plan. In evaluating TPG, MMTG placed a primary emphasis on TPG status as a reporting company under Section 12(g) of the Securities Exchange Act of 1934, as amended, and TPG facilitation of MMTG's becoming a reporting company under the Act.

BUSINESS

Corporate Overview

     Mega Micro Technologies Group ("MMTG"), formerly Mirage Computers, Inc., is a holding company with two operating subsidiaries: wholly owned Mega Micro Technologies, Inc. and 80% owned Type 2 Communications. MMTG is in the business of acquiring and developing a group of synergistic technology related companies, which will share customer databases, administration and marketing costs. This is projected to yield lower overhead per company and higher overall earnings.

     Type 2 Communications is an Internet Service Provider primarily directing its efforts toward corporate business services. Type 2 can provide an Internet Service solution for startup Internet Service Providers (ISP's), companies who want to provide Internet Access for their own customers, and corporations that need Virtual Private Networks (VPN) for Interoffice capabilities, and for the corporations mobile executives and sales agents.

     Type 2 can provide a full turnkey network solution including: mail & radius servers, DNS & web hosting servers, port assignment for modem and ISDN access, management & transport for T1 services, and collocation for servers, routers, and other equipment. Type 2 provides its members with a core set of features through its standard Internet service, which provides unlimited Internet access and several related services for a $19.95 monthly fee. Type 2 also offers a variety of broadband and premium services to its individual and business members. Recurring revenues, which are generally paid for in advance with credit cards, consist of monthly fees charged to members for Internet access and other ongoing services including business Web site hosting, dedicated ISDN, dial-up accounts, and T-1 and T-3 services.

     Mega Micro Technologies, Inc. ("Mega") has provided computer components, software, and custom-built systems to corporate customers and to businesses serving business since 1991. Moreover, Mega designs, installs, and services Local Area Networks (LAN), Wide Area Networks (WAN), and intranets and extranets.

     Mega is striving to become a provider of business-to-business (B2B) electronic commerce ("e-commerce") solutions. By leveraging its experience in hardware sales and networking services along with resources provided to it via relationships with companies such as EDS, Datamax, and Cisco, Mega can provide an advanced and tightly integrated business process automation solution. Mega has entered into a VAR agreement with Datamax Technologies, a developer of the VisiFLOW Enterprise Business Automation Suite. The inclusion of the VisiFLOW suite in Mega's product line has accelerated the transition from retail computer sales to B2B and serving corporate customers directly. Mega can offer clients the ability to collect data from multiple sources, distribute this data through out the client's workflow and present the data as web content. The natural progression would be to then utilize the power of the Internet to deliver this data both internally and externally through intranets, networks, self service web sites, and media enhanced browsers. The VisiFlow software bridges the gap between paper and electronic commerce across the enterprise and throughout supply chains.

     Other products include an information distribution system developed by EDS. Mega currently has 841 computer systems running EDS's flight information display system at McCarren International Airport, in Las Vegas, Nevada. Mega also has approximately 100 computer systems running another EDS custom application at the Venetian Hotel in Las Vegas, Nevada. EDS is currently bidding to install their information distribution systems in airports, hotels and convention facilities across the United States. Mega's systems are being included in these bids bundled with EDS' software solution.

     The sales process by which Mega's integrated solutions are marketed are typically directed to an executive-level decision maker by prospective end-users and generally requires Mega and its Partners to engage in a lengthy and complex sales cycle (typically between six and twelve months from the initial contact date). Mega distributes its solutions through an on-site support team. Systems support engineers are trained in both networking and the application specific for the entire solution provided to the client. The systems support engineer will many times personally install the system, provide the initial on-site training, and also provide any post sale support required for both the hardware and software components of the solution. This approach gives the customer one point of contact for technical support.

MANAGEMENT OF MMTG

     The members of the Board of Directors of the Company serve until the next annual meeting of stockholders, or until their successors have been elected. The officers serve at the pleasure of the Board of Directors. Information as to the directors and executive officers of the Company is as follows:

Name                    Age   Title
Robert Stander          64    Chief  Executive  Officer,  Chairman  of  the
                              Board
Thomas Embrogno, Jr.    38    President, Chief Operating Officer
Scott Hosey             31    Vice President
David Steffey           42    Secretary/Treasurer   and   Chief   Financial
                              Officer
Ron Katzin              28    Vice President
Timothy White           54    Director
Mike King               54    Director
Bruce Voss              51    Director

KEY MANAGEMENT & PERSONNEL PROFILES:

     Robert Stander, age 64, Chairman of the Board and CEO. Robert Stander has had a distinguished career in public companies over the last 30 years. He was President / CEO of the Oasis Resort Hotel & Casino, Mesquite, Nevada, as well as Pride Cruise Lines in the early 1990's. During the 1980's, Mr. Stander was Executive Vice President & COO of Grand Auto, Inc., a company engaged in the retail automotive business. Grand Auto had annual revenues of $150 million, employed 3,200 people and was subject to multiple collective bargaining agreements. Earlier in his career, Mr. Stander was Vice President and General Counsel for Campbell Industries and Intermark, both AMEX companies.

     Mr. Stander earned his Bachelor of Arts from Brooklyn College and his Juris Doctorate and LLB degrees from Brooklyn Law School. Mr. Stander was admitted to the New York state bar and the California bar. Mr. Stander was granted an unrestricted gaming license in the state of Nevada.

     Thomas Embrogno, Jr., age 38, President and Chief Operating Officer. Thomas Embrogno is President and Chief Operating Officer of Mega Micro Technologies Group, Inc. Mr. Embrogno brings over 15 years of technical, marketing and sales expertise in the computer industry. He was previously Senior Investment Manager of a 33-year-old financial services company, during which time he served on the President's committee for The Hartford.

Recently,  Mr. Embrogno worked for Tradeway Securities Group and  is  a  NASD
licensed  securities  broker.   Mr.  Embrogno  was  employed  by  the  Hilton
Corporation, in the gaming division, for ten years in Las Vegas, Nevada.

     Scott Hosey, age 31, Vice President. Scott Hosey oversees the technical and engineering aspects for all major projects. He is an integral part of a specialized management team assigned to develop large-scale new business opportunities. Previously employed with Bechtel Nevada for over 10 years, he served as Communications Specialist where he was responsible for wide area networks (WAN), fiber optics, video conferencing, satellite communications and wireless technology. His extensive management experience includes project management, budgeting and marketing. Mr. Hosey graduated as Valedictorian from the Area Technical Trade Center.

     David  Steffey, age 42, Secretary/Treasurer. David Steffey  manages  the
Accounting and Finance Departments of Mega Micro Technologies Group, Inc. From 1996-99, Mr. Steffey was General Manager for the Royal Manor, a 665 unit extended stay property. His responsibilities included planning, staffing, promotions, budgets, and general operations. Steffey was Director of Operations for Casino Data Systems from 1993-96; From 1987-93, Mr. Steffey was Controller for Brennan's Ltd. and Audit Supervisor for Kafoury, Armstrong & Co. Mr. Steffey has a Bachelor of Science in Accounting from the University of Nevada Las Vegas.

     Ron Katzin, age 31, Vice President. Ron Katzin is Vice-President and twenty percent (20%) owner of Type 2 Communications. Mr. Katzin is responsible for the day-to-day business operations of this 80% owned subsidiary of Mega Micro Technologies Group. Mr. Katzin founded and developed his own ISP, Skylink Networks, in 1995. Mr. Katzin has extensive experience in designing, integrating, and provisioning all types of Internet connectivity as well as LAN/WAN to support corporate communication requirements including Voice, Video and Data transport.

     Timothy White, age 54, Director. Timothy White, employed by EDS, Inc. since January 1997, planned, integrated and is presently Network Administrator for the premise distribution network at McCarran International Airport in Las Vegas. His experience includes tenures with Lockheed Advanced Development projects as Field Service engineer and Project Leader for the F-117A Stealth Fighter Computer Mission Planning Systems. Mr. White has served in the U.S. Air Force as Systems Analyst, planning, organizing and integrating the first generation of personal computers. He has special training in Department of Defense top secret and special access programs.

     Mr. White's education includes an MBA in progress at the University of Phoenix and a Bachelor of Science in Industrial Education and Computer Technology, at the University of Southern Mississippi.

     Mike King, age 54, a Director. Michael King is Director/Chief Economist of Princeton Research of Nevada, Inc., which specializes in economic analysis of public companies, equities, derivatives, commodities, and cash market trends throughout the world. In addition, Mr. King publishes a daily newsletter and is a radio talk show host on financial news radio, which airs in New York, Florida, and Las Vegas. Mr. King earned his Bachelor of Science in Economics from the Wharton School of Business.

     Bruce  Voss,  age  51,  a Director.  Bruce Voss is currently  President,
Director and an owner of Catalina Cruises, a ferry and cruise ship line located in Long Beach, California. Since 1997, Mr. Voss has been the President, Director and General Counsel to Latin Gate de Mexico, an international telecommunications company headquartered in Mexico City.

     From 1994-97, he was a partner with Cummins & White of Los Angeles, Newport Beach and Taiwan; from 1990-94, he was a partner with Haight, Brown and Bonesteel in Los Angeles, San Francisco, San Diego and Santa Ana; and from 1980-90, Mr. Voss was a partner with Voss & Associates. Voss is currently a judge pro tem in the Orange County Superior/Municipal Courts. He attended Orange Coast College (A.A.), California State University, Fullerton (Business Administration/Finance and MBA program) and Pepperdine University, School of Law (J.D.).

MANAGEMENT OF MEGA MICRO TECHNOLOGIES, INC. (WHOLLY OWNED SUBSIDIARY)

     The members of the Board of Directors of the Company serve until the next annual meeting of stockholders, or until their successors have been elected. The officers serve at the pleasure of the Board of Directors. Information as to the directors and executive officers of the Company is as follows:

Name                   Age    Title
Thomas Embrogno, Jr.   38     President, Chief Operating Officer, Director
David Steffey          42     Secretary, Treasurer, Director
David Hodgson          33     Senior Vice President of Operations, Director

KEY MANAGEMENT & PERSONNEL PROFILES:

Thomas Embrogno, Jr., age 38, President, Chief Operating Officer and Director. See resume above.

David Steffey, age 42, Secretary/Treasurer and Director.  See resume above.

David Hodgson, age 33, Senior Vice President of Operations and Director. David Hodgson is Vice-President of Mega Micro Technologies and is responsible for the day to day business operations of this wholly-owned subsidiary. Mr. Hodgson founded Mega Micro Inc. in January 1991 and has owned and operated this business until its sale to Mega Micro Technologies Group, Inc. Mr. Hodgson has been in the personal computer industry for over ten (10) years.

MANAGEMENT OF TYPE 2 COMMUNICATIONS (80% OWNED SUBSIDIARY)

The members of the Board of Directors of the Company serve until the next annual meeting of stockholders, or until their successors have been elected. The officers serve at the pleasure of the Board of Directors. Information as to the directors and executive officers of the Company is as follows:

Name                    Age   Title
Ron Katzin               31   Vice President, Director, 20% Owner
Thomas Embrogno, Jr.     38   Secretary, Director
David Steffey            42   Treasurer, Director
Bruce Voss               51   President
Robert Stander           64   Director

KEY MANAGEMENT & PERSONNEL PROFILES:

Ron Katzin, age 31, Vice President, Director and 20% Owner. See resume above.

Thomas Embrogno, Jr., age 38, Secretary and Director. See resume above.

David Steffey, age 42, Treasurer and Director.  See resume above.

Bruce Voss, age 51, President.  See resume above.

Robert Stander, age 64, Director.  See resume above.

PRINCIPAL STOCKHOLDERS

     The following table sets forth information as of the date of this filing relating to the beneficial ownership of MMTG common stock by those persons known to MMTG to beneficially own more than 5% of MMTG Capital Stock, by each of MMTG's directors, proposed directors and executive officers, and by all of MMTG's directors, proposed directors and executive officers as a group.

                                                                 Percent
                                                   Number      Beneficially
Name of Beneficial Owner (1)                      of Shares       Owned
Thomas Embrogno, Jr., President and COO             348,939           4.41%
Robert Stander, Chairman and CEO                    236,200           2.98%
David Steffey, Secretary/Treasurer                   50,000           0.63%
Scott Hosey, Vice President                          25,000           0.32%
Ron Katzin, Vice President                          128,571           1.62%
Timothy White, Director                               4,725           0.06%
Mike King, Director                                 100,225           1.27%
Bruce Voss, Director                                      0           0.00%
David  Hodgson, Sr. Vice President (Mega Micro                        7.90%
Subsidiary)                                         625,000
                                                -----------    ------------
All Directors & Officers as a Group               1,518,660          19.19%
                                                -----------    -----------

Marti and Robert Tarnutzer                          596,340           7.53%
Capital Growth LLC                                  500,000           6.32%
Donald J. Stoecklein (2)                            471,775           5.96%
                                                -----------     -----------
All Beneficial Owners as a Group                  1,531,775          19.81%
                                                -----------     -----------
                                                -----------     -----------
All Directors & Officers and Beneficial Owners
as a Group                                        3,050,435          39.00%
                                                ===========     ===========

(1) As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to Common Stock (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after such date. The address of each person is care of the Company.

(2) Donald J. Stoecklein is MMTG's Securities Counsel. MMTG consents to and understands this potential conflict of interest.

DESCRIPTION OF SECURITIES

      Concurrently with the close of the Merger, MMTG is issuing a one share dividend for every current share outstanding to all stockholders of record on April 28, 2000.

Common Stock

      The Company's Articles of Incorporation authorizes the issuance of 50,000,000 shares of Common Stock, $0.001 par value per share, of which 7,914,651 shares were outstanding as of the date of this Filing. Holders of shares of Common Stock are entitled to one vote for each share on all matters to be voted on by the stockholders. Holders of common stock have no cumulative voting rights. Holders of shares of Common Stock are entitled to share ratably in dividends, if any, as may be declared, from time to time by the Board of Directors in its discretion, from funds legally available therefore. In the event of a liquidation, dissolution or winding up of the Company, the holders of shares of Common Stock are entitled to share pro rata all assets remaining after payment in full of all liabilities. Holders of Common Stock have no preemptive rights to purchase the Company's Common
Stock. There are no conversion rights or redemption or sinking fund provisions with respect to the common stock. All of the outstanding shares of Common Stock are validly issued, fully paid and non-assessable.

Preferred Stock

      The Company's Articles of Incorporation authorizes the issuance of 10,000,000 shares of Preferred Stock, $0.001 par value per share, of which no shares were outstanding as of the date of this Filing. The Preferred Stock may be issued from time to time by the Board of Directors as shares of one or more classes or series. Subject to the provisions of the Company's Articles of Incorporation and limitations imposed by law, the Board of Directors is expressly authorized to adopt resolutions to issue the shares, to fix the number of shares and to change the number of shares constituting any series, and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any class or series of the Preferred Stock, in each case without any further action or vote by the stockholders.

      One of the effects of undesignated Preferred Stock may be to enable the Board of Directors to render more difficult or to discourage an attempt to obtain control of the Company by means of a tender offer, proxy contest, merger or otherwise, and thereby to protect the continuity of the Company's management. The issuance of shares of Preferred Stock pursuant to the Board of Director's authority described above may adversely affect the rights of holders of Common Stock. For example, Preferred stock issued by the Company may rank prior to the Common Stock as to dividend rights, liquidation preference or both, may have full or limited voting rights and may be convertible into shares of Common Stock. Accordingly, the issuance of shares of Preferred Stock may discourage bids for the Common Stock at a premium or may otherwise adversely affect the market price of the Common Stock.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

ITEM 5.   OTHER EVENTS

      Pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, the Company is the successor issuer to JSJ for reporting purposes under the Securities Exchange Act of 1934.

      Concurrently with the close of the Merger, MMTG is issuing a one share dividend for every current share outstanding to all stockholders of record on April 28, 2000.

ITEM 6.   RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

     Pursuant to the merger the Officers and Directors of MMTG, the successor corporation, will remain the same.

ITEM 7.   FINANCIAL STATEMENTS

     Audited financial statements of MMTG are filed herewith along with Proforma financial after the merger.

ITEM 8.   CHANGE IN FISCAL YEAR

Not applicable.

EXHIBITS

1.1* Agreement and Plan of Merger between Mega Micro Technologies Group and
     TourPro Golf, Inc.
1.2* Certificate of Merger between Mega Micro Technologies Group and TourPro
     Golf, Inc.
1.3* Unanimous consent of Stockholder
1.4* Audited Financials Statements of Mega Micro Technologies Group
1.5* Proforma Financials after Merger.
______
*Filed herewith

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MEGA MICRO TECHNOLOGIES GROUP

                                        By /s/ Thomas Embrogno
                                        Thomas Embrogno, Jr, President


Date: April 28, 2000